UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

BIO-TECHNE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

614 McKinley Place NE Minneapolis, Minnesota 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TECH	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

A copy of the press release issued by Bio-Techne Corporation on August 4, 2020, describing the results of operations for the quarter ended June 30, 2020 and its financial condition as of June 30, 2020, is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Bio-Techne Corporation has expanded the size of the Board of Directors from nine to ten members and elected Julie L. Bushman to the company’s Board of Directors as an independent director, both effective July 31, 2020.

Julie L. Bushman, 59, is the former Executive Vice President of International Operations for 3M. She previously served in various executive positions at 3M, including as Senior Vice President of Business Transformation and Information Technology; Executive Vice President of Safety, Security and Protection Services; Executive Vice President of Safety and Graphics; Division Vice President of the Occupational Health and Environmental Safety Division; and Chief Information Officer. Bushman joined 3M in 1983. She currently also serves as a director of Adient plc, an automotive seating company and Phillips 66, an energy manufacturing and logistics company.

There are no arrangements or understandings between Ms. Bushman and any other persons pursuant to which she was selected as a director.  Additionally, there are no transactions involving the Company and Ms. Bushman that Bio-Techne would be required to report pursuant to Item 404(a) of Regulation S-K. Ms. Bushman will be entitled to receive compensation for her Board service in accordance with the company’s standard compensation arrangements for non-employee directors, which are described under the caption “Director Compensation” in the company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 9, 2019, pro-rated for a partial year of service in accordance with company policy.

A copy of the press release issued by Bio-Techne Corporation on August 3, 2020, announcing Ms. Bushman’s appointment, is attached hereto as Exhibit 99.3.

Item 8.01 Other Events

A copy of the press release issued by Bio-Techne Corporation on August 4, 2020, announcing a cash dividend is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated August 4, 2020, announcing results of operations

99.2	Press Release, dated August 4, 2020, announcing cash dividend.

99.3	Press Release, dated August 3, 2020, announcing election of Julie Bushman as director

104 -	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNE CORPORATION

Date: August 4, 2020	By:	/s/ Brenda S. Furlow
Brenda S. Furlow
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 4, 2020, announcing results of operations

99.2	Press Release, dated August 4, 2020, announcing cash dividend.

99.3	Press Release, dated August 3, 2020, announcing election of Julie Bushman as director

104 -	Cover Page Interactive Data File (embedded within the Inline XBRL document)